Accounts Receivable-Third Parties	9 Months Ended
Sep. 30, 2019
Accounts Receivable-Third Parties
Accounts Receivable-Third Parties

5. Accounts Receivable—Third Parties

Accounts receivable from contracts with customers, net of allowance for doubtful accounts, consisted of the following:

	September 30,	December 31,
	2019	2018
	(in US$’000)
Accounts receivable, gross	40,375	40,217
Allowance for doubtful accounts	(43)	(41)
Accounts receivable, net	40,332	40,176

Substantially all accounts receivable are denominated in RMB, US$ and HK$ and are due within one year from the end of the reporting periods. The carrying values of accounts receivable approximate their fair values due to their short-term maturities.

Movements on the allowance for doubtful accounts:

	2019	2018
	(in US$’000)
As at January 1	41	258
Increase in allowance for doubtful accounts	36	161
Decrease in allowance due to subsequent collection	(33)	(225)
Write-off	—	(1)
Exchange difference	(1)	(14)
As at September 30	43	179